                                                                    EXHIBIT 99.1

                               EXCHANGE AGREEMENT


         This Exchange Agreement (this "AGREEMENT") is made and entered into as of September 18, 2000 by and among Meridian Associates, L.P. ("MERIDIAN"), HSA Properties, Inc., a Delaware corporation ("HSA PROPERTIES"), Michael A. Leven, Andrea Leven, Jonathan Leven, Robert Leven, and Adam Leven (collectively, the "LEVEN FAMILY"), and USFS Acquisition Co., a Delaware corporation ("NEWCO").

                                    RECITALS

         SDI, Inc., a Nevada corporation, Newco, HSA Properties, Meridian, and U.S. Franchise Systems Inc., a Delaware corporation (the "Company"), are parties to an Acquisition Agreement dated as of September 18, 2000 (the "ACQUISITION AGREEMENT"), which contemplates the acquisition of the Company by Newco. In connection with the consummation of the transactions contemplated by the Acquisition Agreement, Meridian, HSA Properties and the Leven Family (collectively, the "SUBSCRIBERS" and individually, a "SUBSCRIBER") desire to transfer shares of capital stock of the Company to Newco in exchange for shares of capital stock of Newco, all on the terms and subject to the conditions set forth herein.

         For federal income tax purposes, it is intended that, but such transactions shall not be conditioned upon, the transactions provided for herein shall qualify as a transfer to a corporation controlled by transferor within the meaning of Section 351(a) of the Internal Revenue Code of 1986, as amended (the "CODE").

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. DEFINED TERMS. Capitalized words used in this Agreement as defined terms shall have the meanings given to them in the Acquisition Agreement, unless otherwise defined herein.

         2.    SUBSCRIPTION.

         2.1 Effective as of the Expiration Date, if Newco purchases such number of Shares, that together with the Company's Shares owned by the Investors and its affiliates, represents a majority of the Company's outstanding Shares (the "Minimum Condition"), pursuant to and in accordance with the Offer, each Subscriber respectively, shall assign and transfer to Newco the number of shares of common stock of the Company set forth on Appendix 1 hereto, in exchange for the number of shares of common stock of Newco ("Newco Stock") set forth on Appendix 1 hereto.

         2.2 This Agreement constitutes the irrevocable subscription of each Subscriber to acquire the Newco Stock in exchange for Shares on the terms and subject to the conditions set forth in this Agreement. Newco accepts all such subscriptions on the terms and subject to the conditions set forth in this Agreement.

         2.3 Upon the issuance of Newco Stock in exchange for Shares, the Subscribers shall execute and deliver a Stockholders Agreement in the form of Appendix 2 hereto.

         3. TERMINATION. Notwithstanding the foregoing, this Agreement shall cease to be effective if: (a) the Offer shall have expired in accordance with its terms without the acceptance for purchase of the Minimum Condition pursuant thereto, (b) the Offer shall have been terminated or withdrawn for any reason,
(c) the Acquisition Agreement is earlier terminated for any reason in accordance with Article 9 thereof or otherwise, (d) the Offer shall have been amended or otherwise modified in any material respect (other than the extension of the time for tenders of Shares), including, without limitation, to reduce the number of Shares which Newco is offering to purchase or the price at which Newco will purchase Shares pursuant thereto, or (e) the Board of Directors of the Company shall have recommended to stockholders or shall have authorized or approved an Alternative Proposal.

         4. SUBSCRIBERS' REPRESENTATIONS AND WARRANTIES. Each Subscriber (for itself, himself or herself and not for the others) represents and warrants to, and covenants with, Newco and each other Subscriber as follows:

         4.1 The Subscriber is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

         4.2 If a natural person, the Subscriber is a bona fide resident of the state contained in the address set forth on the signature page of this Agreement and is legally competent to execute this Agreement. If an entity, the Subscriber is duly authorized to execute this Agreement and this Agreement constitutes the legal, valid and binding obligation of the Subscriber enforceable against the Subscriber according to its terms.

         4.3 Regarding Newco and the Company, its business, plans and financial condition, the terms of the offering and the risks associated therewith, and any other matters relating to this Agreement, the Subscriber has received all materials which have been requested by the Subscriber; has had a reasonable opportunity to ask questions of Newco and the Company and their representatives; and Newco and the Company have answered all inquiries that the Subscriber or the Subscriber's representatives have put to it. The Subscriber has had access to all additional information, and has taken all the steps necessary to evaluate the merits and risks of an investment in Newco.

         4.4 The Subscriber has, and reasonably can be assumed to have, such knowledge and experience in finance, securities, investments and other business matters that the Subscriber is capable of utilizing the information that is available to the Subscriber concerning

Newco and the Company to evaluate the risks of investment in Newco and understands and acknowledges that (a) this investment is suitable only for an investor who is able to bear the economic consequences of losing his, her or its entire investment, (b) the acquisition of the Newco Stock is a speculative investment which involves a high degree of risk of loss of the entire investment, (c) any predictions or projections as to Newco's or the Company's future performance are necessarily subject to a high degree of uncertainty, and that Newco makes no representations or warranties as to the realization of such predictions or projections, and (d) there are substantial restrictions on the transferability of, and there will be no public market for, the Newco Stock, and accordingly, it may not be possible for the Subscriber to liquidate his, her or its investment in the Newco Stock at a time when it may be desirable to do so, or at any other time.

         4.5 The Subscriber confirms that he, she or it is able (a) to bear the economic risk of this investment, (b) to hold the Newco Stock for an indefinite period of time, and (c) afford a complete loss of Subscriber's investment; and the Subscriber has sufficient liquid assets so that the illiquidity associated with this investment will not cause any undue financial difficulties or affect the Subscriber's ability to provide for his, her or its current needs and possible financial contingencies, and that the Subscriber's commitment to all speculative investments (including this one) is reasonable in relation to the Subscriber's net worth and/or annual income.

         4.6 The Subscriber is acquiring the Newco Stock for the Subscriber's own account, for investment purposes only, not for the account of any other person, and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting participations therein. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Newco Stock.

         4.7 The Subscriber is aware that the Newco Stock has not been registered under the Securities Act or any state or foreign securities or "blue sky" laws, that the Newco Stock will be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities or "blue sky" laws, that this offering has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that Newco's reliance thereon is based, in part, upon the truth, completeness and accuracy of the representations made by the Subscriber in this Agreement.

         4.8 The Subscriber acknowledges that it is familiar with the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, the Subscriber agrees that no sale, assignment or transfer of any Newco Stock by the Subscriber shall be valid or effective, and Newco shall not be required to give any effect to such sale, assignment or transfer, unless: (a) (i) such sale, assignment or transfer is registered under the Securities Act and applicable state securities or "blue sky" laws (collectively, "SECURITIES LAWS"), it being understood that the Newco Stock is not currently registered for sale and that Newco has no obligation or intention to so register the Newco Stock, or (ii) the Newco Stock is sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, it being understood that Rule 144 is not available at the present time for the sale of the Newco Stock, or
(iii) such sale, assignment or transfer is otherwise exempt from the registration requirements of Securities Laws; and (b) such sale, assignment or transfer is in compliance with any applicable agreement by and among Newco and any one or more of the Subscribers relating to the Newco Stock. The Subscriber consents that Newco may, if it desires, permit the transfer of the Newco Stock out of his, her or its name only when the request for transfer is accompanied by an opinion of counsel, which counsel and opinion are reasonably satisfactory to counsel to Newco, that neither the sale nor the proposed transfer results in a violation of Securities Laws.

         4.9 The Subscriber acknowledges that the certificates evidencing the Newco Stock shall bear the following, or substantially similar legends, and such other legends may be required by state securities or "blue sky" laws:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT DATED AS OF ________________, 2000, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE "STOCKHOLDERS' AGREEMENT"), BY AND AMONG VARIOUS INDIVIDUAL SIGNATORIES THERETO AND THE COMPANY, A COPY OF WHICH IS AVAILABLE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER OR OTHER DISPOSITION OF SUCH SHARES BY THE HOLDER THEREOF IS SUBJECT TO THE TERMS OF THE STOCKHOLDERS' AGREEMENT, WHICH PROVIDES, AMONG OTHER THINGS, THAT UNDER SPECIFIED CIRCUMSTANCES THE COMPANY AND OTHER SPECIFIED PERSONS HAVE THE RIGHT TO PURCHASE SUCH SHARES FROM THE HOLDER THEREOF."

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD,

         PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS."

         4.10 The Subscriber acknowledges that this offering may involve tax consequences and that he, she or it is not relying on any statements or representations of Newco or any of its agents, employees or affiliates with respect to the tax and other economic considerations of an investment in the Newco Stock and acknowledges that the Subscriber must retain his, her or its own professional advisors to evaluate the federal, state and local tax and other economic considerations of an investment in the Newco Stock. The Subscriber also acknowledges that he, she or it is solely responsible for any of his, her or its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

         4.11 The Subscriber confirms that, except as expressly set forth in this Agreement, no representations or warranties have been made to the Subscriber by Newco or any agent, employee or affiliate of Newco, and in entering into this transaction, the Subscriber is not relying on any information, other than the results of independent investigation by the Subscriber.

         4.12 The Subscriber is the record and beneficial owner of the Shares listed opposite his, her or its name on Schedule 1 and will assign such Shares to Newco on the terms and subject to the conditions set forth in this Agreement free and clear of all liens, claims, and encumbrances.

         5. REPRESENTATIONS AND WARRANTIES OF NEWCO. Newco represents and warrants to each Subscriber as follows:

         5.1 Newco is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct. Newco has been organized solely for the purpose of consummating the Offer and Merger contemplated by the Acquisition Agreement, has conducted no business or operations of any nature and has no assets and has incurred no obligations or liabilities other than those created by or in connection with the Acquisition Agreement and this Agreement.

         5.2 The execution, delivery and performance of this Agreement by Newco has been duly approved by the Board of Directors of Newco, and all other corporate actions required to authorize and consummate the offer and sale of the Newco Stock have been duly taken. No consent, approval, qualification, order or authorization of, or filing with any governmental authority is required in connection with Newco's valid execution, delivery or performance of this Agreement, or the offer, issuance or sale of the Newco Stock, except for filings to perfect an exemption from registration or qualification under applicable federal and state securities laws. This Agreement is a legal, valid and binding agreement of Newco, enforceable in accordance with its terms, except to the extent that (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof is subject to general principles of equity or (c) the indemnification provisions hereof may be held to be violative of public policy.

         5.3 News has furnished to each subscriber a complete and correct copy of its Certificate of Incorporation and By-Laws. Newco is not in violation of or default under, nor will the execution and delivery of this Agreement, the issuance of the Newco Stock, and the incurrence of the obligations herein set forth and the consummation of the transactions herein contemplated, result in a violation of, or constitute a default under, Newco's Certificate of Incorporation or By-laws, any material obligation, agreement, covenant or condition contained in any agreement or instrument to which Newco is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign.

         5.4 The authorized capital stock of Newco is 36,000,000 shares, consisting of 35,000,000 shares of common stock, par value $0.01 per share (the "COMMON STOCK"), and 1,000,000 shares of preferred stock, par value $0.01 per share (the "PREFERRED STOCK"). As of the closing with respect to the issuance of Newco Stock contemplated by this Agreement, a total of 19,953,753 shares of Common Stock will be issued and outstanding, all of which will be owned by SDI, Inc., Meridian, HSA Properties and the Leven Family, and no shares of Preferred Stock will be outstanding. Upon issuance of the Newco Stock in accordance with the terms hereof, the Newco Stock will be, validly issued, fully paid and nonassessable. As of the closing with respect to the Newco Stock, Newco will not have outstanding (a) any rights (either preemptive or otherwise) or options to subscribe for or purchase, or any warrants or other agreements providing for or requiring the issuance of, any capital stock or any securities convertible into or exchangeable for Newco's capital stock, (b) any obligation to repurchase or otherwise acquire or retire any of its capital stock, any securities convertible into or exchangeable for its capital stock or any rights, options or warrants with respect thereto, (c) any rights that require Newco to register the offering of any of its securities under the Securities Act or (d) any restrictions on voting any of Newco's securities.

         5.5 No litigation or proceeding before, or investigation by, any foreign, federal, state or municipal board or other governmental or administrative agency or any arbitrator is currently pending or, to the knowledge of Newco, threatened against Newco or, to Newco's knowledge, any officer of Newco, which seeks rescission of, seeks to enjoin the consummation of, or which questions the validity of, this Agreement or any of the transactions contemplated by the Acquisition Agreement.

         6.    TAX FREE EXCHANGE.

         Newco, Meridian and HSA shall take all actions reasonably necessary and within their control to cause the transactions contemplated by this Agreement to constitute an exchange of the type described in Section 351(a) of the Code with respect to which no gain or loss will be recognized; PROVIDED, HOWEVER, that Newco, Meridian and HSA shall not be obligated to take any actions (i) that are inconsistent with the terms of the Acquisition Agreement or any of the agreements executed in connection therewith, and (ii) that involve any significant additional cost or risk.

         7.    MISCELLANEOUS.

         7.1 NOTICE. Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by courier service or delivered by facsimile transmission to whom it is to be given at the address set forth on the signature page hereof, or to such other address or facsimile number as the party shall have furnished in writing in accordance with the provisions of this Section. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section shall be deemed given at the time of receipt thereof.

         7.2 BINDING AGREEMENT. This Agreement shall be binding upon each Subscriber, each Subscriber's heirs, estate, legal representatives and successors and shall inure to the benefit of Newco, its successors and assigns. The rights and obligations of each Subscriber hereunder are not assignable, and any purported assignments shall be void.

         7.3 HEADINGS. The headings in this Agreements are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         7.4 CHOICE OF LAW; JURISDICTION; VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of law. The parties hereto irrevocably consent to the jurisdiction of the courts of Delaware and of any federal court located in the District of the State of Delaware in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument; PROVIDED, HOWEVER, that if the federal courts have subject matter jurisdiction, any action shall be commenced and maintained there. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section
7.1. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process. Should the party so served fail to appear or answer within such 30-day period or such extended period, as the case may be, such party shall be deemed in default and judgment may be entered against such party for the amount as demanded in any summons, complaint or other process so served.

         7.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         7.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and may be amended or superseded only by a writing executed by the parties.

         7.7 WAIVER. Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought. Failure of Newco to exercise any right or remedy under this Agreement or any other agreement between Newco and any Subscriber, or otherwise or delay by Newco in exercising such right or remedy, will not operate as a waiver thereof.

         7.8 INVALIDITY. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         7.9 FURTHER ASSURANCE. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

         7.10 INDEMNIFICATION. Each Subscriber agrees to indemnify and hold harmless Newco and each officer, director, employee or control person of Newco, who is or may be a party or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against all losses, liabilities and expenses (including attorney's fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by Newco or such officer, director, employee or control person in connection with such action, suit or proceeding, by reason of or arising from (i) any actual or alleged misrepresentation or misstatement of facts or omissions to represent or state facts made or alleged to have been made by the Subscriber to Newco, or omitted or alleged to have been omitted by the Subscriber, concerning the Subscriber, including, without limitation, any such misrepresentation, misstatement or omission contained herein, or (ii) any sale or distribution of the Newco Stock purchased hereunder by the Subscriber in violation of Securities Laws.

         IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

                                    USFS ACQUISITION CO.

                                    By: /s/ H.S. Handelsman
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------


                                    MERIDIAN ASSOCIATES, L.P.
                                    By: Meridian Investments, Inc.
                                    Its: General Partner

                                             By: /s/ H.S. Handelsman
                                                 -------------------------------
                                             Title:
                                                    ----------------------------

                                    HSA PROPERTIES, INC.

                                    By: /s/ H.S. Handelsman
                                        ----------------------------------------
                                    Title:
                                           -------------------------------------

                                    /s/ Michael Leven
                                    --------------------------------------------
                                    MICHAEL A. LEVEN

                                    /s/ Andrea Leven
                                    --------------------------------------------
                                    ANDREA LEVEN

                                    /s/ Jonathan Leven
                                    --------------------------------------------
                                    JONATHAN LEVEN

                                    /s/ Robert Leven
                                    --------------------------------------------
                                    ROBERT LEVEN

                                    /s/ Adam Leven
                                    --------------------------------------------
                                    ADAM LEVEN

                                   APPENDIX 1

                                       TO

                               EXCHANGE AGREEMENT



                Subscriber              Company Shares           Newco Stock
                ----------              --------------           -----------
Meridian Associates, L.P.                 2,099,775               2,099,775
HSA Properties, Inc.                         22,447                  22,447
Michael Leven                               200,000                 200,000
Andrea Leven                                200,000                  200,00
Jonathan Leven                              156,667                 156,667
Robert Leven                                156,667                 156,667
Adam Leven                                  156,666                 156,666

                                   APPENDIX 2

                                       TO

                             STOCKHOLDERS AGREEMENT


                  THIS STOCKHOLDERS AGREEMENT (the "Agreement") is made as of _________ __, 2000, by and among Meridian Associates, L.P., an Illinois limited partnership ("MERIDIAN"), SDI, Inc., a Nevada corporation ("SDI"), HSA Properties, Inc., a Delaware corporation ("HSA PROPERTIES" and together with Meridian and SDI, the "INVESTORS"), and Michael A. Leven, Andrea Leven, Jonathan Leven, Robert Leven, and Adam Leven (collectively, the "LEVEN STOCKHOLDERS"). The Investors and the Leven Stockholders are collectively referred to as the "STOCKHOLDERS" and individually as a "STOCKHOLDER."

                                    RECITALS

                  The Stockholders are all of the holders of Common Stock of USFS Acquisition Co., a Delaware corporation ("NEWCO").

                  The Stockholders desire to enter into this Agreement for the purposes, among others, of (i) assuring continuity in the management and ownership of the Company, and (ii) limiting the manner and terms by which the stock may be transferred.

                                    AGREEMENT

                  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein as defined terms and not otherwise defined herein shall have them meanings given to them below:

         "AFFILIATE" with respect to any Person, means any other Person, entity or investment fund controlling, controlled by or under common control with such Person and any partner of such Person which is a partnership. "Affiliate" with respect to the Investors, means, in addition to the foregoing, any and all of the lineal descendants of Nicholas J. Pritzker, deceased, any and all trusts for their benefit or for the benefit of any of their spouses, and any Person owned or controlled by such lineal descendants or trusts.

         "BROKERS TRANSACTION" has the meaning provided in Section 4(4) of the Securities Act of 1933.

         "COMMON STOCK" means the Common Stock of Newco, $.01 par value, and any Common Stock of the Company that any Stockholder may acquire as a result of the conversion or exchange of such Common Stock.

         "COMPANY" means Newco and any corporation or other Person with which Newco or any successor in interest to Newco may merge or consolidate.

         "CURRENT MARKET PRICE" of any security means the average of the closing prices of such security's sales on all securities exchanges on which such security may at the time be listed, or, if there has been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ Stock Market as of 4:00 p.m., New York time, or, if on any day such security is not quoted in the NASDAQ Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, on the day as of which "Current Market Price" is being determined.

         "EFFECTIVE DATE" means the date of this Agreement.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" of the Shares shall be determined in accordance with the requirements of Schedule A attached hereto.

         "INDEPENDENT THIRD PARTY" means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Stock on a fully-diluted basis (a "5% OWNER"), who is not an Affiliate with any such 5% Owner and who is not in the Leven Family Group or a trust for the benefit of such 5% Owner and/or such other Persons.

         "LEVEN FAMILY GROUP" means each of the Leven Stockholders and each such person's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of such person and/or the person's spouse and/or descendants.

         "ORIGINAL SHARES" with respect to any Person or group means the Shares held by such Person or group as of the Effective Date and Shares acquired after the Effective Date pursuant to the exercise of options or conversion/exchange rights.

         "PERSON" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

         "PUBLIC COMPANY DATE" means the first date after the Effective Date upon which the Shares are registered under Section 12 of the Exchange Act.

         "SHARES" means (i) any Common Stock held, purchased or otherwise acquired by any Stockholder, (ii) any warrants purchased or otherwise acquired by any Stockholder, (iii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and

(v) any other shares of any class or series of capital stock of the Company held by a Stockholder.

         2.       RESTRICTIONS ON TRANSFER OF SHARES.

                  (a) PROHIBITED TRANSFER OF SHARES. From and after the Effective Date and until the Public Company Date, no Stockholder, other than the Investors, shall sell, transfer, assign, pledge or otherwise dispose (whether voluntarily or involuntarily, by operation of law or otherwise a "TRANSFER") of any interest in any Shares, whether now owned or hereafter acquired, without the prior written consent of the Investors, unless such Transfer is made in accordance with SECTION 2(d), 3, 4, 6, or 7.

                  (b) RESTRICTIONS ON TRANSFER. From and after the Public Company Date, no Stockholder shall Transfer any interest in any Shares, whether now owned or hereafter acquired, without the consent of the Investors, except in compliance with SECTION 2(c), 2(d), 3, 4, 6, or 7. Each Stockholder agrees not to consummate any Transfer subject to this Agreement until 20 days after the later of the delivery to the other Stockholders of such Stockholder's Offer Notice or Sale Notice (if required by this Agreement), unless the parties to the Transfer have been finally determined pursuant to this SECTION 2 prior to the expiration of such 20 day period (the "ELECTION PERIOD").

                  (c) FIRST OFFER RIGHT. At least 20 days prior to making any Transfer of any Shares after the Public Company Date, other than a Transfer of Shares held by the Investors, the Stockholder intending to make such transfer (the "TRANSFERRING STOCKHOLDER") shall deliver a written notice (the "OFFER NOTICE") to the other Stockholders (the "OTHER STOCKHOLDERS"). The Offer Notice shall disclose in reasonable detail the proposed number of Shares to be transferred, the identity of the proposed transferee, and the proposed terms and conditions of the Transfer and shall be accompanied by a bona fide offer to purchase such Shares on such terms and conditions from an Independent Third Party or other Person not an Affiliate of the Transferring Stockholder. Each Other Stockholder may elect to purchase all (but not less than all) of its, his or her Pro Rata Share (as defined below) of the Shares specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Stockholder as soon as practical but in any event within 10 days after delivery of the Offer Notice. Any Shares not elected to be purchased by the end of such 10 day period shall be reoffered for the 10 day period prior to the expiration of the Election Period by the Transferring Stockholder on a pro rata basis to the Other Stockholders who have elected to purchase their Pro Rata Share. If any Other Stockholders have elected to purchase Shares from the Transferring Stockholder, the transfer of such shares shall be consummated as soon as practical after the delivery of the election notices, but in any event within 10 days after the expiration of the Election Period. To the extent that the Other Stockholders have not elected to purchase all of the Shares being offered, the Transferring Stockholder may, within 30 days after the expiration of the Election Period, transfer such Shares to the proposed transferee named in the Offer Notice for the price per Share specified in the Offer Notice and on the other terms and conditions stated in the Offer Notice. The purchase price specified in any Offer Notice shall be payable solely in cash at the closing of the transaction. Each Stockholder's "Pro Rata Share" shall be based upon such Stockholder's proportionate ownership of all Shares on a fully-diluted basis.

                  (d) PERMITTED TRANSFERS. The restrictions and rights contained in this SECTION 2 shall not apply with respect to any Transfer of
         Shares:

                      (i) by a Leven Stockholder pursuant to applicable laws of descent and distribution or among the Leven Family Group; provided, however, that the restrictions contained in this Agreement shall continue to be applicable to the Shares after any such Transfer; and provided, further, that the transferees of such Shares shall have agreed in writing to be bound by the provisions of this Agreement affecting the Shares so transferred;

                      (ii) by a Leven Stockholder in a Brokers Transaction, after notice to the Investors, at any time and from time to time after the later of the Public Company Date and the second anniversary of the Effective Date; provided that the Leven Stockholders shall not be permitted to Transfer pursuant to this SECTION 2(d)(II) and SECTION 6(a), in the aggregate, more than one-third of their Original Shares before the third anniversary of the Effective Date or more than two-thirds of their Original Shares before the fourth anniversary of the Effective Date;

                      (iii)  by any Leven Stockholder to an Investor; or

                      (iv)   by any Stockholder to the Company.

         3. TAG-ALONG RIGHTS. In the event that the Investors propose to Transfer, in one or a series of related transactions, more than 20% of their aggregate Original Shares to one or more Independent Third Parties, they shall deliver a written notice (the "SALE NOTICE") to the Other Stockholders, specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the Transfer. The Other Stockholders may elect to participate in the contemplated Transfer with respect to any Shares they then hold by delivering written notice to the Investors within 10 days after delivery of the Sale Notice. If any Other Stockholders have elected to participate in such Transfer, the Investors and such Other Stockholders shall be entitled to sell in the contemplated Transfer, at the same price and on the same terms, a number of Shares equal to the product of (a) the quotient determined by dividing the percentage of Shares owned by such person by the aggregate percentage of Shares owned by Investors and the Other Stockholders participating in such sale and (b) the number of Shares to be sold in the contemplated Transfer. The Investors shall use their best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Stockholders in the contemplated Transfer, and the Investors shall not transfer any of their Shares to the prospective transferee(s) if the prospective transferee(s) declines to allow the participation of the Other Stockholders.

         4. CO-SALE RIGHTS. In the event that the Investors propose to Transfer more than 50% of their Shares to one or more Independent Third Parties, they may deliver a written notice (the "CO-SALE NOTICE") to the Other Stockholders, not less than 10 days prior to the date of such Transfer, specifying in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed transfer and directing that the Stockholders shall participate in such proposed Transfer. If the Investors give the Co-Sale Notice, each Stockholder shall participate in such Transfer and sell, at the same price and on the same terms, a number of Shares equal to the product of (a) the quotient determined by dividing the number of Shares owned by each Stockholder by the aggregate number of Shares owned by all Stockholders and (b) the number of Shares to be acquired by the proposed transferee.

         5. PLEDGE OF SHARES. From and after the Effective Date, no Shares may be pledged without the prior written consent of the Investors which consent may be withheld in their sole discretion.

         6.       PUT OPTIONS.

                  (a) OPTION. At any time and from time to time after the second anniversary of the Effective Date but before the Public Company Date, the Leven Family Group shall have the right and option to sell to the Investors, and require the Investors to purchase, all or any part of the Shares then held by the Leven Family Group for the price and on the other terms and conditions set forth in this SECTION 6; provided that the Leven Family Group shall not be permitted to Transfer pursuant to this SECTION 6(a) and SECTION 2(d)(II), in the aggregate, more than one-third of their Original Shares before the third anniversary of the Effective Date or more than two thirds of their Original Shares before the fourth anniversary of the Effective Date.

                  (b) TERMINATION OF EMPLOYMENT. Upon and from time to time after the termination of Michael Leven's employment with the Company under circumstances constituting termination by the Company without "cause" (as defined in the applicable employment agreement) or termination by Mr. Leven for "good reason" (as defined in the applicable employment agreement), the Leven Family Group shall have the right and option to sell to the Investors, and require the Investors to purchase, all or any part of the Shares then held by the Leven Family Group for the price and upon the other terms and conditions provided in this SECTION 6.

                  (c) EXERCISE OF OPTION. The options provided in Section 6(a) and (b) shall be exercised by delivering written notice of exercise to the Investors or their permitted transferees.

                  (d) PURCHASE PRICE; CLOSING. The purchase price of Shares purchased under this SECTION 6 shall be the Fair Market Value of the Shares if the purchase occurs before the Public Company Date and the Current Market Price of the Shares if the purchase occurs on or after the Public Company Date. The closing of the purchase of Shares pursuant to this SECTION 6 shall take place at the general offices of the Company within 60 days after the Investors' receipt of notice of exercise of the option. The purchase price shall be paid in cash.

         7.       CALL OPTION.

                  (a) OPTION. Upon and at any time from time to time after the termination of Michael Leven's employment with the Company under circumstances constituting termination by the Company for "cause" (as defined in the applicable employment agreement) or termination by Mr. Leven without "good reason" (as defined in the applicable employment agreement) the Investors shall have the right and option to purchase from the Leven Family Group, and require the Leven Family Group to sell to the Investors, all or any part of the Shares then held by the Leven Family Group for the price and upon the other terms and conditions provided in this SECTION 7.

                  (b) EXERCISE OF OPTION. The option provided in SECTION 7(a) shall be exercised by delivering written notice of exercise to the Leven Family Group.

                  (c) PURCHASE PRICE; CLOSING. The purchase price of Shares purchased under this SECTION 7 shall be the Fair Market Value of the Shares if the purchase occurs before the Public Company Date and the Current Market Price of the Shares if the purchase occurs on or after the Public Company Date. The closing of the purchase of Shares pursuant to this SECTION 7 shall take place at the general office of the Company within 60 days after the Investors', or such Investors' permitted transferees, delivery of notice of exercise of the option. The purchase price shall be paid in cash.

         8.       ELECTION OF DIRECTORS.

                  Each of the Stockholders shall vote all of the Shares owned or controlled by such Stockholder (i) at each annual or special meeting of the Company's stockholders called for the purpose of electing directors or (ii) by written consent (in lieu of a meeting) of the Company's stockholders for the purpose of electing directors, in favor of the election to the Board of Directors of Michael A. Leven as long as Michael A. Leven is employed by the Company and thereafter as long as he and the Leven Family Group and their Affiliates, collectively, hold Shares or options to acquire Shares representing in excess of 2.5% of the voting power represented by the Common Stock of the Company outstanding, calculated on a fully diluted basis.

         9. LEGEND. Each certificate evidencing Shares and each certificate issued in exchange for or upon the transfer of any Shares (if such Shares remain subject to this Agreement after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT DATED AS OF _____________, 2000, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE "STOCKHOLDERS AGREEMENT'), BY AND AMONG VARIOUS INDIVIDUAL SIGNATORIES THERETO AND THE COMPANY, A COPY OF WHICH IS AVAILABLE AT THE PRINCIPAL OFFICE OF THE COMPANY. THE SALE, TRANSFER

                  OR OTHER DISPOSITION OF SUCH SHARES BY THE HOLDER THEREOF IS SUBJECT TO THE TERMS OF THE STOCKHOLDERS AGREEMENT, WHICH PROVIDES, AMONG OTHER THINGS, THAT UNDER SPECIFIED CIRCUMSTANCES THE COMPANY AND OTHER SPECIFIED PERSON HAVE THE RIGHT TO PURCHASE SUCH SHARES FROM THE HOLDER THEREOF."

         The Company shall imprint such legend on certificates evidencing Shares outstanding as of the Effective Date. The legend set forth above shall be removed from the certificates evidencing any Shares that are no longer subject to this Agreement by reason of a Transfer permitted by SECTION 2 hereof.

         10. TRANSFERS IN VIOLATION OF AGREEMENT. Any Transfer or attempted Transfer of any Shares in violation of any provision of this Agreement shall be void, and the Company shall not be required to record such Transfer on its books or treat any purported transferee of such Shares as the owner of such Shares for any purpose.

         11. AMENDMENT AND WAIVER. Except as otherwise provided herein, any provision of this Agreement may be amended, modified, or waived if such modification, amendment or waiver is approved in writing by the holders of at least 90% of the Shares; provided that no such covenant shall materially and adversely affect the right of any Stockholder who did not consent thereto. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         12. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         13. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         14. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Stockholders and any subsequent holders of Shares and the respective successors and assigns of each of them, so long as they hold Shares.

         15. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         16. REMEDIES. The Stockholders shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Stockholder may in his, her or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

         17. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to any other recipient at the address indicated on the signature page hereof and to any subsequent holder of Shares subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, three days after deposit in the U.S. mail and one day after deposit with a reputable overnight courier service.

         18. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

         19. TERMINATION OF PRIOR STOCKHOLDERS AGREEMENT. The parties hereto hereby agree that the Stockholders Agreement dated as of June 30, 2000 by and among Meridian, HSA Properties, SDI, Steven Romaniello and the Leven Stockholders is hereby terminated and of no further force and effect.

         20. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

INVESTORS:                                MERIDIAN ASSOCIATES, L.P.

                                          By: Meridian Investments, Inc.
                                          Its General Partner

                                          By: __________________________________
                                          Name: ________________________________
                                          Its: _________________________________

                                          SDI, INC.

                                          By: __________________________________
                                          Name: ________________________________
                                          Its: _________________________________


                                          HSA PROPERTIES INC.

                                          By: __________________________________
                                          Name: ________________________________
                                          Its: _________________________________

                                          200 West Madison, Suite 3800
                                          Chicago, Illinois 60606
                                          Attention: Harold S. Handelsman

LEVEN STOCKHOLDERS:
                                          ______________________________________
                                          Michael A. Leven

                                          Address:______________________________
                                          ______________________________________
                                          ______________________________________


                                          ______________________________________
                                          Andrea E. Leven

                                          Address:______________________________
                                          ______________________________________
                                          ______________________________________


                                          ______________________________________
                                          Jonathan Leven

                                          Address:______________________________
                                          ______________________________________
                                          ______________________________________


                                          ______________________________________
                                          Robert Leven

                                          Address:______________________________
                                          ______________________________________
                                          ______________________________________


                                          ______________________________________
                                          Adam Leven

                                          Address:______________________________
                                          ______________________________________
                                          ______________________________________

                                   SCHEDULE A

                       DETERMINATION OF FAIR MARKET VALUE


         1. Fair Market Value shall be an amount equal to the Enterprise Value, plus Cash, less Funded Debt, determined in each case as of the Valuation Date, divided by the number of issued and outstanding shares of Common Stock of the Company as of the Valuation Date, determined on a fully-diluted basis (using the treasury method for stock options or stock appreciation rights).

         2. Valuation Date, as used herein, shall mean the last day of the calendar quarter (March 31, June 30, September 30, or December 31) immediately preceding the date of the exercise of the option to purchase or sell Shares pursuant to SECTION 6 or 7 of the Agreement.

         3. Measurement Period, as used herein, shall mean the period of four consecutive calendar quarters ending on the Valuation Date.

         4. Enterprise Value, as used herein, shall mean Free Cash Flow multiplied by 8.

         5. Free Cash Flow, as used herein, shall mean EBITDA, less Capital Expenditures, less Development Subsidies, each determined for the Measurement Period.

         6. EBITDA, as used herein, means for any Measurement Period the Company's consolidated income before interest, taxes, depreciation, and amortization, determined from the consolidated financial statements regularly prepared by the Company in accordance with GAAP.

         7. Capital Expenditures, as used herein, means for any Measurement Period, the expenditures of the Company and its subsidiaries during the Measurement Period that, in accordance with GAAP, are classified by the Company as capital expenditures.

         8. Development Subsidies, as used herein, means for any Measurement Period the expenditures of the Company and its subsidiaries during the Measurement Period that, in accordance with GAAP, are classified as development subsidies.

         9. Cash, as used herein, as of any Valuation Date means consolidated cash and cash equivalents of the Company and its subsidiaries determined in accordance with GAAP as of the Valuation Date.

         10. Funded Debt, as used herein, as of any Valuation Date means the sum of (a) indebtedness arising from the lending of money by any Person to the Company or its subsidiaries; (b) indebtedness, whether or not in any such case arising from the lending by any Person of money to the Company or its subsidiaries, (i) which is represented by notes payable or drafts accepted that evidence extensions of credit, (ii) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for property; (c) indebtedness that constitutes a capitalized lease obligation; (d) reimbursement obligations with respect to letters of credit or guaranties of letters of credit; (e) indebtedness of the Company or its subsidiaries under any guaranty of obligations that would constitute Funded Debt under clauses (a) through (c) hereof, if owed directly by the Company or its subsidiaries; and (f) the liquidation preference of any issued and outstanding preferred stock of the Company.

         11. GAAP, as used herein, means generally accepted accounting principles, consistently applied by the Company from period to period.

         12. The board of directors of the Company shall have the authority to interpret this Schedule A, which determinations in good faith, absent manifest error, shall be binding upon all interested Persons.